EXECUTION VERSION
EXHIBIT 10.1
FIRST AMENDMENT CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 26, 2019 (this “Amendment”), is made by and among Microchip Technology Incorporated, as borrower (the “Borrower”), each Subsidiary Guarantor party hereto, the Lenders party hereto, and JPMorgan Chase Bank, N.A. for itself, as Lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), to the Amended and Restated Credit Agreement, dated as of May 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to, among other things, amend the Applicable Rate with respect to Revolving Loans;
WHEREAS, each Revolving Lender that has executed a counterpart of this Amendment as a “2023 Revolving Lender” has agreed to amend the Applicable Rate with respect to their Revolving Loans as provided herein;
WHEREAS, each Lender signatory hereto and the Administrative Agent have agreed to amend the provisions of the Credit Agreement but only on the terms and subject to the conditions herein provided;
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein but not defined herein have the respective meanings ascribed thereto in the Credit Agreement.
2.Certain Amendments to the Credit Agreement. As of the First Amendment Effective Date (as defined below) and subject to the satisfaction of the terms and conditions set forth herein:
(a)    Section 1.10 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning assigned to it in Section 9.21.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Factoring Transaction” means any transaction or series of transactions that may be entered into by the Borrower or any Subsidiary pursuant to which the Borrower or such Subsidiary may sell, convey, assign or otherwise transfer (or purport to sell, convey, assign or otherwise transfer) Securitization Assets (which may include a grant of security interest in such Securitization Assets so sold, conveyed, assigned or otherwise transferred or purported to be so sold, conveyed, assigned or otherwise transferred) to any Person.
“First Amendment” means the First Amendment to this Agreement, dated as of September 26, 2019, among the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Lenders party thereto and the other parties party thereto.
“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.
“IBA” has the meaning assigned to such term in Section 1.07.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning set forth in Section 9.21.
“Qualified Factoring Transaction” means any Factoring Transaction that meets the following conditions:
(1)such Factoring Transaction is non-recourse to, and does not obligate, the Borrower or any Subsidiary, or their respective properties or assets (other than Securitization Assets) in any way (other than in respect of the Standard Securitization Undertakings);
(2)all sales, conveyances, assignments and/or contributions of Securitization Assets by the Borrower or any Subsidiary are made at fair market value (as determined in good faith by a Financial Officer of the Borrower), and
(3)such Factoring Transaction (including financing terms, covenants, termination events (if any) and other provisions thereof) are market terms at the time such Factoring Transaction is first entered into (as determined in good faith by a Financial Officer of the Borrower).
The grant of a security interest in any Securitization Assets of the Borrower or any of its Subsidiaries to secure any Indebtedness permitted pursuant to Section 6.01 (other than any Indebtedness in respect of a Qualified Factoring Transaction) shall not be deemed a Qualified Factoring Transaction.
“Securitization Assets” means accounts receivable, royalty or other revenue streams, other rights to payment, including with respect to rights of payment pursuant to the terms of joint ventures (in each case, whether now existing or arising in the future), and any assets related thereto, including all collateral securing any of the foregoing, all contracts and all guarantees or other obligations in respect of any of the foregoing, proceeds of any of the foregoing and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with non-recourse (other than Standard Securitization Undertakings), asset securitization or factoring transactions and any Swap Agreements entered into by the Borrower or any such Subsidiary in connection with such assets subject to a Qualified Factoring Transaction.
“Standard Securitization Undertakings” means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary that, taken as a whole, are customary in a Factoring Transaction.
“Supported QFC” has the meaning set forth in Section 9.21.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.21.
(b)    Section 1.01 of the Credit Agreement is hereby amended by replacing Table 2 under the definition of “Applicable Rate” with the following table:

	Senior Leverage Ratio:	Eurocurrency Spread	ABR Spread	Commitment Fee Rate
Category 1:	< 1.50 to 1.00	1.00%	0.00%	0.15%
Category 2:	> 1.50 to 1.00 but < 2.00 to 1.00	1.25%	0.25%	0.20%
Category 3:	≥ 2.00 to 1.00 but < 2.50 to 1.00	1.50%	0.50%	0.25%
Category 4:	> 2.50 to 1.00	1.75%	0.75%	0.30%

(c)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (i) immediately following Table 2 under the definition of “Applicable Rate” as follows:
“(i) if at any time the Borrower fails to deliver the Financials on or before the date the Financials are due pursuant to Section 5.01, Category 4 shall be deemed applicable with respect to any outstanding 2023 Revolving Loans for the period commencing three (3) Business Days after the required date of delivery and ending on the date which is three (3) Business Days after the Financials are actually delivered, after which the Category shall be determined in accordance with the table above as applicable;”
(d)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Asset Sale” as follows:
““Asset Sale” means any asset sale (including any sale pursuant to Section 6.03(a)(xvii) consummated prior to the Microsemi Acquisition Closing Date) or other dispositions of property, provided that “Asset Sale” shall not include (i) any sale or disposition by the Borrower or a Subsidiary to the Borrower or a Subsidiary, (ii) the use, sales or dispositions of cash and cash equivalents, (iii) any other sale or disposition described in clause (iv)(A)-(C), (vii), (viii), (ix), (x), (xii), (xiii), (xiv) of Section 6.03(a), (iv) any disposition of any Securitization Assets and (v) any sale of disposition of assets or property that have a fair market value less than or equal to $20.0 million for any such sale or disposition.”
(e)    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDA” by inserting the following new clause (xi) therein immediately prior to the word “minus”:
“ and (xi) losses or discounts on any sale of receivables, Securitization Assets and related assets in connection with any Qualified Factoring Transaction”
(f)    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated Interest Expense” by inserting “ and discounts, commissions, fees and other similar charges associated with any Qualified Factoring Transaction” immediately after the second parenthetical therein.
(g)    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated Total Indebtedness” by inserting the following new proviso at the end thereof:

“; provided that Consolidated Total Indebtedness shall not include any Indebtedness in respect of any Qualified Factoring Transaction.”
(h)    Article I of the Credit Agreement is hereby amended by adding the following new Section 1.07:
“Section 1.07. Interest Rates; LIBOR Notification. The interest rate on Eurocurrency Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurocurrency Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 2.14(b) of this Agreement, such Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 2.14, in advance of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 2.14(b), will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.”
(i)    Article I of the Credit Agreement is hereby amended by adding the following new Section 1.08:
“Section 1.08. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time.”
(j)    Article I of the Credit Agreement is hereby amended by adding the following new Section 1.09:
“Section 1.09 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.”

(k)    Section 2.23 of the Credit Agreement is hereby amended by amending and restating clause (a) therein as follows:
“(a) The Borrower may, subject to the terms hereof, at any time or from time to time after the Microsemi Acquisition Closing Date, enter into an amendment or such other relevant documentation to effect a Replacement Financing (a “Refinancing Amendment”) to effect a refinancing or replacement of all or any portion of the Term Loans or Revolving Commitments (and, if applicable, any related Revolving Loans). Each such refinancing or replacement may, at the Borrower’s option, be in the form of one or more series of senior secured loans or notes (each of which may be secured by the Collateral on a pari passu or junior basis to the Obligations), or with one or more series of unsecured loans or notes (collectively, the “Replacement Financing”); provided that (i) the aggregate principal amount of such Replacement Financing shall not exceed the aggregate principal amount or committed amount, as applicable, of such refinanced facilities, plus accrued interest, expenses, fees and premiums, plus, in the case of a replacement of Term Loans, amounts permitted to be incurred as Incremental Term Loans (and for the avoidance of doubt any Replacement Financing incurred in the form of Incremental Term Loans shall not reduce availability under the Incremental Term Loans under Section 2.20), (ii) any Replacement Financing (1) that is secured does not mature prior to, or have a Weighted Average Life to Maturity shorter than, the Term Loans or Revolving Commitments being refinanced and (2) that is unsecured does not mature prior to the maturity date or termination date, as applicable, of the Term Loans or Revolving Commitments (and, if applicable, any related Revolving Loans) being refinanced and the terms of such Indebtedness do not provide for any mandatory redemption (other than customary amortization payments, mandatory and voluntary prepayment provisions, customary asset sale, event of loss, fundamental change, or change of control mandatory offers to purchase or mandatory prepayment provisions and customary acceleration rights after an event of default) prior to the maturity date of the Term Loans or Revolving Commitments (and, if applicable, any related Revolving Loans) being refinanced, provided that notwithstanding the foregoing requirements, a Replacement Financing in an aggregate principal amount not to exceed $2,000,000,000 incurred or issued to effect a refinancing or replacement of the Initial Term Loans (and, simultaneously with the refinancing or replacement in full of the Initial Term Loans, to effect the repayment of any other senior loans (including outstanding Revolving Loans) or notes with any excess net cash proceeds thereof as provided in clause (viii) below) may have a maturity date that is at least three years after the date of incurrence or issuance of such Replacement Financing (but shall not provide for mandatory redemption, other than customary mandatory prepayment provisions, customary asset sale, event of loss, fundamental change, or change of control mandatory offers to purchase or mandatory prepayment provisions and customary acceleration rights after an event of default, prior to the date that is at least three years after the date of such incurrence or issuance), (iii) any Replacement Financing in the form of pari passu first lien, syndicated term loans issued on or prior to the 6 month anniversary of the Microsemi Acquisition Closing Date shall be subject to the MFN Condition as if it were an Incremental Term Loan, (iv) to the extent such Replacement Financing is secured, it shall be secured only by the Collateral and on a pari passu or junior basis with the Collateral, (vi) to the extent such Replacement Financing is secured, the parties to such Replacement Financing (or their authorized agent) and the Administrative Agent shall, as applicable, enter into (a) in the case of Replacement Financing secured on a junior lien basis, an intercreditor agreement reasonably satisfactory to the Administrative Agent or (b) in the case if Replacement Financing secured on a pari passu basis, an intercreditor agreement substantially in the form of the Intercreditor Agreement, (vii) the obligors in respect of any Replacement Financing shall be Loan Parties, (viii) the net cash proceeds thereof shall be applied substantially simultaneously with the incurrence thereof to permanently repay the Term Loans or permanently reduce the Revolving Commitments being refinanced or replaced; provided that, notwithstanding anything to the contrary herein, to the extent that the aggregate principal amount of such Replacement Financing exceeds the then aggregate outstanding principal amount of such Term Loans being refinanced or replaced as permitted pursuant to the proviso in clause (ii) above, any excess net cash proceeds shall then be applied to repay any other outstanding senior loans (including outstanding Revolving Loans) or notes of the Borrower without being required to permanently reduce the Revolving Commitments in respect of any Revolving Loans being repaid), (ix) to the extent the terms of the Replacement Financing (other than fees, pricing and optional prepayment or optional redemption terms) are not consistent in all material respects with the terms of the Term Loans or Revolving Commitments being refinanced or replaced, they shall be no more restrictive, when taken as a whole, than those under such refinanced or replaced Term Loans or Revolving Commitments, as the case may be (except for (a) covenants or other provisions applicable only to periods after the latest final maturity date of all then outstanding Term Loans or Revolving Commitments, as the case may be, (b) covenants or other provisions that are also added for the benefit of outstanding Term Loans or Revolving Commitments, as the case may be or (c) otherwise reasonably satisfactory to the Administrative Agent; provided that only the consent of the Administrative Agent shall be required to add such covenants or provisions to this Agreement or any other Loan Document), (x) no Lender is obligated to participate as a lender or commitment party in such Replacement Financing and (xi) Replacement Financing in the form of notes or of junior lien or unsecured loans shall be documented separately from the Loan Documentation on documentation agreed between the Borrower and the party or parties providing such Replacement Financing.”
(l)    Section 6.01 of the Credit Agreement is hereby amended by amending and restating clause (q) therein as follows:
“(q) Indebtedness in respect of Standard Securitization Undertakings with respect to a Qualified Factoring Transaction; and”
(m)    Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (r) thereof, (ii) replacing the “.” at the end of clause (s) thereof with “; and”, and (ii) adding a new clause (t) that reads as follows:
“(t) Liens on Securitization Assets sold, conveyed, assigned or otherwise transferred or purported to be sold, conveyed, assigned or otherwise transferred in connection with a Qualified Factoring Transaction permitted pursuant to Section 6.03(a)(xviii).”
(n)    Section 6.03 of the Credit Agreement is hereby amended by amending and restating clause (a)(viii) therein as follows:
“(viii) the sale or discount, in each case without recourse, of account receivables, including similar transactions (other than Qualified Factoring Transactions), in each case arising in the ordinary course of business shall be permitted but only in connection with the compromise or collection thereof (including through factoring and similar transactions);”
(o)    Section 6.03 of the Credit Agreement is hereby amended by (i) (deleting the “.” at the end of clause (a)(xvii) thereof and replacing it with “; and” and (ii) adding the following new clause (a)(xviii) immediately following such clause (a)(xvii):
“(xviii) the sale, conveyance, assignment or other transfer of Securitization Assets to any Person in a Qualified Factoring Transaction; provided that so long as after giving effect thereto the aggregate outstanding face amount of accounts receivable, royalty or other revenue streams, other rights to payment, that have been sold, conveyed, assigned or otherwise transferred (or purported to be sold, conveyed, assigned or otherwise transferred) by the Borrower or any Subsidiary, and not collected or determined by the Borrower to be uncollectible, does not exceed $600,000,000 at any time outstanding.”
(p)    Section 6.08 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (xi) thereof and replacing it with “,”, (ii) deleting the “.” at the end of clause (xi) thereof and replacing it with “, and”, and (iii) adding a new clause (xii) that reads in its entirety as follows:

“(xii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to any Qualified Factoring Transaction.”
(q)    Article IX of the Credit Agreement is hereby amended by adding the following new
Section 9.21:
“Section 9.21. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”
3.Termination of Revolving Commitments. The Revolving Commitments of each Revolving Lender that submits a counterpart to this Amendment as a “consenting lender” but not as a “2023 Revolving Lender” (such Revolving Lender, a “Consenting Terminating Lender”), shall be automatically and permanently terminated on the First Amendment Effective Date. On the First Amendment Effective Date, the Administrative Agent shall make the reallocations, sales, assignments or other relevant actions in respect of the credit exposure of each 2023 Revolving Lender under the Credit Agreement as are deemed necessary in order to or so that each 2023 Revolving Lender’s Revolving Credit Exposure and outstanding Revolving Loans under the Credit Agreement reflects each 2023 Revolving Lender’s Applicable Percentage of the outstanding aggregate Revolving Credit Exposures as of the First Amendment Effective Date, after giving effect to the termination of Revolving Commitments of the Consenting Terminating Lenders. The parties hereto waive the requirement of any prior notice required under the Credit Agreement with respect to the termination of the Revolving Commitments of the Consenting Terminating Lenders.
4.Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a)     Certain Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower, each Subsidiary Guarantor, the Swingline Lender, the Issuing Bank, the Administrative Agent, the Required Lenders and each Revolving Lender.
(b)     Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be reasonably satisfactory in all respects to the Administrative Agent.
(c)    Fees and Expenses Paid. The Administrative Agent shall have received (i) for the account of each Revolving Lender party hereto that delivers its executed signature page to this Amendment as a “2023 Revolving Lender” by no later than the date and time specified by the Administrative Agent, (1) an upfront fee in an amount equal to the amount previously disclosed to the Lenders and (2) an amount equal to the accrued interest and fees payable to such Lenders as of the First Amendment Effective Date, and (ii) payment of the Administrative Agent’s and its affiliates’ fees and reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment to the extent invoices therefor have been provided to the Borrower at least one Business Day prior to the date hereof.
(d)    Consenting Terminating Lenders. Each Consenting Terminating Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon and accrued fees payable to it as of the First Amendment Effective Date.
5.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The execution, delivery and performance by such Loan Party of this Amendment is within such Loan Party’s corporate powers or limited liability company powers, as applicable, and has been duly authorized by all necessary corporate or limited liability company, and, if required, stockholder or member action, as applicable, on the part of such Loan Party. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.
(b)    After giving effect to this Amendment, all representations and warranties set forth in the Credit Agreement are true and correct in all material respects as if made on the date of this Amendment, except for representations and warranties that specifically refer to an earlier date.
(c)    No Event of Default has occurred and is continuing as of the date hereof.
(d)    No consent or approval of any Governmental Authority or any other Person is required for any of the Loan Parties to execute, deliver and perform this Amendment.
(e)    After giving effect to this Amendment, the Administrative Agent has continuing, perfected liens in the Collateral pursuant to the terms of the Collateral Documents.
6.Ratification by Subsidiary Guarantors. Each of the Subsidiary Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Subsidiary Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Subsidiary Guarantor’s guarantee (as set forth in the Subsidiary Guaranty) shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Subsidiary Guarantor’s guarantee or any other Loan Document executed by such Subsidiary Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Subsidiary Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 6. Each of the Subsidiary Guarantors hereby further acknowledges that the Borrower, the Administrative

Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Subsidiary Guarantor and without affecting the validity or enforceability of such Subsidiary Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Subsidiary Guarantor’s guarantee.
7.Miscellaneous.
(a)    Except as expressly provided herein, the Credit Agreement shall continue in full force and effect, and the terms and conditions of the Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Loan Documents.
(c)    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(d)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(e)    The terms of this Amendment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
MICROCHIP TECHNOLOGY INCORPORATED, as the Borrower

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Chief Financial Officer

MICROCHIP TECHNOLOGY LLC,
as a Subsidiary Guarantor

By: Microchip Technology Incorporated,
its sole member

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Manager

SILICON STORAGE TECHNOLOGY, INC.,
as a Subsidiary Guarantor

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Director/Chief Financial Officer

SILICON STORAGE TECHNOLOGY, LLC,
as a Subsidiary Guarantor

By: Silicon Storage Technology, Inc.
its sole member

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Director/Chief Financial Officer

MICROCHIP HOLDING COPORATION,
As a Subsidiary Guarantor

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Director/President

ATMEL CORPORATION
as a Subsidiary Guarantor

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Director, Vice President, & Chief Financial Officer

ATMEL HOLDINGS, INC.,
as a Subsidiary Guarantor

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Director, Vice President, & Chief Financial Officer

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Director, Vice President, & Chief Financial Officer

MICROSEMI CORPORATION,
as a Subsidiary Guarantor

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Director, Vice President, & Chief Financial Officer

MICROSEMI STORAGE SOLUTIONS, INC.,
as a Subsidiary Guarantor

By: /s/ James Eric Bjornholt
Name: James Eric Bjornholt
Title: Director/President

JPMORGAN CHASE BANK, N.A, as Administrative Agent, Issuing Bank, Swingline Lender and Lender

By: /s/ Caitlin Stewart
Name: Caitlin Stewart
Title: Executive Director

Name of Lender: Wells Fargo Bank, National Association

2023 Revolving Lender:

/s/ S. Michael St. Geme__________
Name: S. Michael St. Geme
Title:    Managing Director

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Bank of America, N.A.

2023 Revolving Lender:

/s/ Arti Dighe__________
Name: Arti Dighe
Title:    Vice President

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: HSBC Bank, USA, N.A.

2023 Revolving Lender:

/s/ Aleem Shamji
Name: Aleem Shamji
Title: Director

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: BMO Harris Bank N.A.

2023 Revolving Lender:

/s/ Terry Switz__________
Name: Terry Switz
Title:    Director

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

2023 Revolving Lender:

/s/ Matt S. Scullin
Name: Matt S. Scullin
Title:    Senior Vice President.

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: SUNTRUST BANK

2023 Revolving Lender:

/s/ Christian Sumulong
Name: Christian Sumulong
Title:    Vice President.

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: MUFG BANK, LTD.

2023 Revolving Lender:

/s/ Matthew Antioco
Name: Matthew Antioco
Title:    Director.

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: FIFTH THIRD BANK

2023 Revolving Lender:

/s/ Joseph Alexander
Name: Joe Alexander
Title:    Principal

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Royal Bank of Canada

2023 Revolving Lender:

/s/ Kamran Khan
Name: Kamran Khan
Title:    Authorized Signatory

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: DBS BANK LTD.,

2023 Revolving Lender:

/s/ Santanu Mitra
Name: Santanu Mitra
Title:    Executive Director

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Mizuho Bank, Ltd.

2023 Revolving Lender:

/s/ Tracy Rahn
Name: Tracy Rahn
Title:    Authorized Signatory

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: BNP Paribas

2023 Revolving Lender:

/s/ J. George Ko
Name: J. George Ko
Title:    Director

Second signature (if required):

/s/ Liz Cheng___________________
Name: Liz Cheng
Title:    Vice President

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: The Bank of Nova Scotia

2023 Revolving Lender:

/s/ Jason Rinne
Name: Jason Rinne
Title:    Director

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: BBVA USA, an Alabama banking corporation f/k/a Compass Bank

2023 Revolving Lender:

/s/ Raj Nambiar
Name: Raj Nambiar
Title:    Sr. Vice President

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Citizens Bank, Na

2023 Revolving Lender:

/s/ Tyler Stephens
Name: Tyler Stephens
Title:    Vice President

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: THE TORONTO-DOMINION BANK, NEW YORK BRANCH

2023 Revolving Lender:

/s/ Peter Kuo
Name: Peter Kuo
Title:    Authorized Signatory

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Credit Agricole Corporate and Investment Bank

2023 Revolving Lender:

/s/ Jill Wong
Name: Jill Wong
Title:    Director

Second signature (if required):

/s/ Gordon Yip____________
Name:    Gordon Yip
Title:    Director

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: SANTANDER BANK, N.A.

2023 Revolving Lender:

/s/ Jay Masgina
Name: Jay Masgina
Title:    Managing Director

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: BOK FINANCIAL d/b/a BOKF, NA

2023 Revolving Lender:

/s/ Alec Hansen
Name: Alec Hansen
Title:    Vice President.

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: MidFirst Bank

2023 Revolving Lender:

/s/ Tim Dillingham
Name: Tim Dillingham
Title:    Sr. Vice President.

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH

2023 Revolving Lender:

/s/ James Hua
Name: James Hua
Title:    Senior Vice President.

Second signature (if required):

/s/ Kitty Sin________________________
Name:    Kitty Sin
Title:    Senior Vice President

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Land Bank of Taiwan, New York Branch

2023 Revolving Lender:

/s/ Arthur Chen
Name: Arthur Chen
Title:    General Manager

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Taiwan Business Bank, Los Angeles Branch

2023 Revolving Lender:

/s/ Shenn-Bao Jean
Name: Shenn-Bao Jean
Title:    General Manager

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Bank of Taiwan, New York Branch

2023 Revolving Lender:

/s/ Chum-Kai Tai
Name: Chun-Kai Tai
Title:    VP & General Manager

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Taiwan Cooperative Bank

2023 Revolving Lender:

/s/ Ping-Yu Wang
Name: Ping-Yu Way
Title:    V.G.M.

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: CHANG HWA COMMERCIAL BANK LTD., NEW YORK BRANCH

2023 Revolving Lender:

/s/ Jerry C.S. Liu
Name: Jerry C.S. Liu
Title:    V.P. & General Manager

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title:

Name of Lender: Mega International Commercial Bank Co., Ltd., New York Branch

2023 Revolving Lender:

/s/ Pi Kai Liu
Name: Pi Kai Liu
Title:    AVP

Second signature (if required):

________________________
Name:
Title:

If executing solely as a consenting lender but not as a 2023 Revolving
Lender:

________________________
Name:
Title:

Second signature (if required):

________________________
Name:
Title: